Exhibit 99.2

Devon Energy Fourth-Quarter 2024

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Balance Sheets	4

Consolidated Statements of Cash Flows	5

Production	6

Capital Expenditures, Costs Incurred and Reserves Reconciliation	7

Supplemental Information for Capital Expenditures	8

Realized Pricing	9

Asset Margins	10

Core Earnings	11

EBITDAX	12

Net Debt, Net Debt-to-EBITDAX, Free Cash Flow, Adjusted Free Cash Flow and Reinvestment Rate	13

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil, gas and NGL sales	$11,176	$3,086	$2,665	$2,796	$2,629	$2,737
Oil, gas and NGL derivatives (1)	21	(84)	227	23	(145)	324
Marketing and midstream revenues	4,743	1,401	1,132	1,098	1,112	1,084

Total revenues	15,940	4,403	4,024	3,917	3,596	4,145

Production expenses (2)	3,183	881	763	788	751	759
Exploration expenses	28	12	4	3	9	4
Marketing and midstream expenses	4,792	1,402	1,149	1,108	1,133	1,093
Depreciation, depletion and amortization	3,255	971	794	768	722	650
Asset dispositions	11	(5)	—	15	1	11
General and administrative expenses	500	155	117	114	114	111
Financing costs, net (3)	363	123	88	76	76	77
Other, net	96	24	45	5	22	10

Total expenses	12,228	3,563	2,960	2,877	2,828	2,715

Earnings before income taxes	3,712	840	1,064	1,040	768	1,430
Income tax expense (4)	770	187	239	185	159	269

Net earnings	2,942	653	825	855	609	1,161
Net earnings attributable to noncontrolling interests	51	14	13	11	13	9

Net earnings attributable to Devon	$2,891	$639	$812	$844	$596	$1,152

Net earnings per share:
Basic net earnings per share	$4.58	$0.98	$1.31	$1.35	$0.95	$1.81
Diluted net earnings per share	$4.56	$0.98	$1.30	$1.34	$0.94	$1.81
Weighted average common shares outstanding:
Basic	632	650	622	626	629	635
Diluted	634	651	623	628	632	638

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES
(in millions)	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Derivative cash settlements	$197	$58	$61	$54	$24	$8
Derivative valuation changes	(176)	(142)	166	(31)	(169)	316

Oil, gas and NGL derivatives	$21	$(84)	$227	$23	$(145)	$324

(2) PRODUCTION EXPENSES
(in millions)	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Lease operating expense	$1,574	$445	$366	$383	$380	$381
Gathering, processing & transportation	790	213	200	197	180	181
Production taxes	748	206	179	188	175	182
Property taxes	71	17	18	20	16	15

Production expenses	$3,183	$881	$763	$788	$751	$759

(3) FINANCING COSTS, NET
(in millions)	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Interest based on outstanding debt	$401	$128	$98	$88	$87	$87
Interest income	(62)	(16)	(19)	(14)	(13)	(12)
Other	24	11	9	2	2	2

Financing costs, net	$363	$123	$88	$76	$76	$77

(4) INCOME TAX EXPENSE
(in millions)	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Current expense	$459	$119	$75	$146	$119	$105
Deferred expense	311	68	164	39	40	164

Income tax expense	$770	$187	$239	$185	$159	$269

CONSOLIDATED BALANCE SHEETS

(in millions)	2024				2023
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Current assets:
Cash, cash equivalents and restricted cash	$846	$676	$1,169	$1,149	$875
Accounts receivable	1,972	1,779	1,589	1,670	1,573
Inventory	294	293	258	234	249
Other current assets	315	484	343	345	460

Total current assets	3,427	3,232	3,359	3,398	3,157
Oil and gas property and equipment, based on successful efforts accounting, net	23,198	23,155	18,216	18,033	17,825
Other property and equipment, net	1,813	1,795	1,569	1,551	1,503

Total property and equipment, net	25,011	24,950	19,785	19,584	19,328
Goodwill	753	753	753	753	753
Right-of-use assets	303	317	297	276	267
Investments	727	718	704	713	666
Other long-term assets	268	293	264	254	319

Total assets	$30,489	$30,263	$25,162	$24,978	$24,490

Current liabilities:
Accounts payable	$806	$995	$754	$879	$760
Revenues and royalties payable	1,432	1,423	1,363	1,268	1,222
Short-term debt	485	—	475	479	483
Other current liabilities	586	488	424	640	484

Total current liabilities	3,309	2,906	3,016	3,266	2,949
Long-term debt	8,398	8,884	5,665	5,668	5,672
Lease liabilities	320	328	315	301	295
Asset retirement obligations	770	765	691	683	643
Other long-term liabilities	840	820	829	841	876
Deferred income taxes	2,148	2,082	1,917	1,878	1,838
Stockholders’ equity:
Common stock	65	66	63	63	64
Additional paid-in capital	6,387	6,662	5,478	5,718	5,939
Retained earnings	8,166	7,670	7,132	6,509	6,195
Accumulated other comprehensive loss	(122)	(121)	(122)	(123)	(124)
Treasury stock	—	—	—	—	(13)

Total stockholders’ equity attributable to Devon	14,496	14,277	12,551	12,167	12,061
Noncontrolling interests	208	201	178	174	156

Total equity	14,704	14,478	12,729	12,341	12,217

Total liabilities and equity	$30,489	$30,263	$25,162	$24,978	$24,490

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Cash flows from operating activities:
Net earnings	$2,942	$653	$825	$855	$609	$1,161
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	3,255	971	794	768	722	650
Leasehold impairments	5	3	1	1	—	1
Accretion of liabilities	8	6	2	—	—	1
Total (gains) losses on commodity derivatives	(21)	84	(227)	(23)	145	(324)
Cash settlements on commodity derivatives	197	58	61	54	24	8
(Gains) losses on asset dispositions	11	(5)	—	15	1	11
Deferred income tax expense	311	68	164	39	40	164
Share-based compensation	99	24	24	27	24	23
Other	10	4	3	—	3	(3)
Changes in assets and liabilities, net	(217)	(202)	16	(201)	170	45

Net cash from operating activities	6,600	1,664	1,663	1,535	1,738	1,737

Cash flows from investing activities:
Capital expenditures	(3,645)	(926)	(877)	(948)	(894)	(910)
Acquisitions of property and equipment	(3,808)	(116)	(3,602)	(82)	(8)	(10)
Divestitures of property and equipment	24	6	—	1	17	3
Grayson Mill acquired cash	147	—	147	—	—	—
Distributions from investments	68	33	13	11	11	8
Contributions to investments and other	(118)	(40)	(30)	(1)	(47)	(1)

Net cash from investing activities	(7,332)	(1,043)	(4,349)	(1,019)	(921)	(910)

Cash flows from financing activities:
Borrowings of long-term debt, net of issuance costs	3,219	—	3,219	—	—	—
Repayments of long-term debt	(472)	—	(472)	—	—	—
Repurchases of common stock	(1,057)	(301)	(295)	(256)	(205)	(234)
Dividends paid on common stock	(937)	(143)	(272)	(223)	(299)	(488)
Contributions from noncontrolling interests	52	8	20	12	12	19
Distributions to noncontrolling interests	(51)	(15)	(10)	(19)	(7)	(12)
Shares exchanged for tax withholdings and other	(48)	1	2	(9)	(42)	(1)

Net cash from financing activities	706	(450)	2,192	(495)	(541)	(716)

Effect of exchange rate changes on cash	(3)	(1)	1	(1)	(2)	3

Net change in cash, cash equivalents and restricted cash	(29)	170	(493)	20	274	114
Cash, cash equivalents and restricted cash at beginning of period	875	676	1,169	1,149	875	761

Cash, cash equivalents and restricted cash at end of period	$846	$846	$676	$1,169	$1,149	$875

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$811	$811	$645	$1,140	$1,126	$853
Restricted cash	35	35	31	29	23	22

Total cash, cash equivalents and restricted cash	$846	$846	$676	$1,169	$1,149	$875

PRODUCTION

	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (MBbls/d)
Delaware Basin	220	221	227	221	208	208
Rockies	65	110	48	50	53	49
Eagle Ford	46	49	44	46	43	43
Anadarko Basin	13	14	13	14	11	13
Other	3	4	3	4	4	4

Total	347	398	335	335	319	317

Natural gas liquids (MBbls/d)
Delaware Basin	123	127	134	121	113	112
Rockies	21	43	15	14	12	13
Eagle Ford	17	21	16	17	14	15
Anadarko Basin	29	30	29	30	26	29
Other	1	—	—	—	—	—

Total	191	221	194	182	165	169

Gas (MMcf/d)
Delaware Basin	732	755	764	712	695	673
Rockies	124	230	96	89	81	81
Eagle Ford	98	130	93	92	79	81
Anadarko Basin	241	255	241	244	223	225
Other	1	1	—	—	1	1

Total	1,196	1,371	1,194	1,137	1,079	1,061

Total oil equivalent (MBoe/d)
Delaware Basin	465	474	488	461	437	433
Rockies	107	191	79	79	79	74
Eagle Ford	79	92	75	79	70	72
Anadarko Basin	82	87	82	84	74	79
Other	4	4	4	4	4	4

Total	737	848	728	707	664	662

CAPITAL EXPENDITURES

(in millions)	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	$2,003	$448	$495	$505	$555	$506
Rockies	511	268	89	84	70	110
Eagle Ford	616	107	173	180	156	194
Anadarko Basin	215	44	56	56	59	51
Other	14	5	4	3	2	3

Total upstream capital	$3,359	$872	$817	$828	$842	$864

Carbon capital	94	12	26	24	32	31
Midstream and Corporate	178	42	35	38	63	45

Capital expenditures	$3,631	$926	$878	$890	$937	$940

Acquisitions (1)	243	116	38	81	8	11

Total capital	$3,874	$1,042	$916	$971	$945	$951

(1)	Full Year and Q3 2024 exclude $5,045 million related to the Grayson Mill acquisition.

COSTS INCURRED AND RESERVES RECONCILIATION

COSTS INCURRED	Year Ended December 31,
(in millions)	2024	2023
Property acquisition costs:
Proved properties	3,058	$2
Unproved properties	1,949	63
Exploration costs	690	534
Development costs	2,856	3,160

Costs incurred	8,553	$3,759

RESERVES RECONCILIATION

	Oil (MMBbls)	Gas (Bcf)	NGL (MMBbls)	Total (MMBoe)
As of December 31, 2023:
Proved developed	603	2,560	395	1,425
Proved undeveloped	183	622	105	392

Total Proved	786	3,182	500	1,817

Revisions due to prices	(9)	(187)	(14)	(54)
Revisions other than price	3	245	31	75
Extensions and discoveries	129	646	104	340
Purchase of reserves	120	328	73	247
Production	(127)	(438)	(70)	(270)

As of December 31, 2024:
Proved developed	706	3,057	500	1,715
Proved undeveloped	196	719	124	440

Total Proved	902	3,776	624	2,155

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2024				2023
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	67	75	73	76	60
Rockies	24	8	12	4	5
Eagle Ford	12	28	28	30	26
Anadarko Basin	2	9	13	4	17

Total	105	120	126	114	108

GROSS OPERATED WELLS TIED-IN
	2024				2023
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	55	55	62	59	62
Rockies	30	7	3	12	10
Eagle Ford	23	31	23	26	24
Anadarko Basin	20	15	26	5	4

Total	128	108	114	102	100

NET OPERATED WELLS TIED-IN
	2024				2023
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	50	39	44	50	47
Rockies	27	6	2	12	7
Eagle Ford	13	24	15	21	20
Anadarko Basin	8	6	14	2	1

Total	98	75	75	85	75

AVERAGE LATERAL LENGTH
(based on wells tied-in)	2024				2023
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	11,500’	10,500’	10,200’	10,300’	10,300’
Rockies	10,150’	14,500’	15,500’	9,600’	10,950’
Eagle Ford	7,700’	7,600’	6,800’	6,700’	7,900’
Anadarko Basin	10,000’	11,000’	8,700’	10,000’	12,500’

Total	9,900’	10,000’	9,300’	9,300’	9,900’

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$75.79	$70.32	$75.20	$80.62	$77.01	$78.48
Natural Gas ($/Mcf) - Henry Hub	$2.27	$2.79	$2.15	$1.89	$2.25	$2.88
NGL ($/Bbl) - Mont Belvieu Blended	$26.71	$27.80	$25.20	$26.33	$27.51	$25.52

REALIZED PRICES
	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (Per Bbl)
Delaware Basin	$74.75	$69.06	$74.24	$79.62	$76.23	$77.75
Rockies	69.61	65.67	70.39	75.73	71.33	74.35
Eagle Ford	75.15	69.25	74.92	80.45	76.51	78.51
Anadarko Basin	73.32	67.46	73.13	78.36	74.91	77.09

Realized price without hedges	73.78	68.11	73.74	79.10	75.40	77.32
Cash settlements	0.35	1.08	0.52	(0.15)	(0.25)	(0.34)

Realized price, including cash settlements	$74.13	$69.19	$74.26	$78.95	$75.15	$76.98

Natural gas liquids (Per Bbl)
Delaware Basin	$20.27	$21.79	$19.21	$19.59	$20.55	$19.93
Rockies	11.15	12.88	8.09	9.44	10.95	8.53
Eagle Ford	24.49	26.40	24.18	23.07	23.67	22.67
Anadarko Basin	23.67	25.45	22.35	22.16	24.77	21.44

Realized price without hedges	20.20	21.07	19.25	19.60	20.81	19.67
Cash settlements	0.02	(0.06)	0.11	0.11	(0.08)	—

Realized price, including cash settlements	$20.22	$21.01	$19.36	$19.71	$20.73	$19.67

Gas (Per Mcf)
Delaware Basin	$0.59	$1.01	$0.04	$0.17	$1.19	$1.76
Rockies	0.03	0.59	(0.85)	(0.46)	(0.02)	0.30
Eagle Ford	1.91	2.31	1.80	1.48	1.89	2.44
Anadarko Basin	1.91	2.27	1.74	1.70	1.92	2.38

Realized price without hedges	0.91	1.30	0.45	0.55	1.30	1.83
Cash settlements	0.35	0.16	0.39	0.55	0.32	0.19

Realized price, including cash settlements	$1.26	$1.46	$0.84	$1.10	$1.62	$2.02

Total oil equivalent (Per Boe)
Delaware Basin	$41.60	$39.66	$39.85	$43.63	$43.55	$45.38
Rockies	44.67	41.37	43.11	49.22	49.74	50.41
Eagle Ford	51.01	46.46	50.89	54.03	53.81	54.64
Anadarko Basin	25.58	26.54	24.69	25.53	25.48	26.96

Realized price without hedges	41.44	39.57	39.80	43.44	43.52	44.93
Cash settlements	0.73	0.75	0.91	0.85	0.39	0.14

Realized price, including cash settlements	$42.17	$40.32	$40.71	$44.29	$43.91	$45.07

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$75.79	$70.32	$75.20	$80.62	$77.01	$78.48
Natural Gas ($/Mcf) - Henry Hub	$2.27	$2.79	$2.15	$1.89	$2.25	$2.88
NGL ($/Bbl) - Mont Belvieu Blended	$26.71	$27.80	$25.20	$26.33	$27.51	$25.52

PER-UNIT CASH MARGIN BY ASSET (per Boe)
	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin
Realized price	$41.60	$39.66	$39.85	$43.63	$43.55	$45.38
Lease operating expenses	(5.10)	(4.93)	(4.69)	(5.31)	(5.54)	(5.46)
Gathering, processing & transportation	(2.85)	(2.92)	(2.79)	(2.89)	(2.79)	(2.75)
Production & property taxes	(3.09)	(2.91)	(2.99)	(3.31)	(3.16)	(3.24)

Field-level cash margin	$30.56	$28.90	$29.38	$32.12	$32.06	$33.93

Rockies
Realized price	$44.67	$41.37	$43.11	$49.22	$49.74	$50.41
Lease operating expenses	(9.82)	(8.63)	(10.83)	(10.43)	(11.06)	(11.93)
Gathering, processing & transportation	(1.85)	(1.22)	(2.33)	(2.47)	(2.26)	(2.56)
Production & property taxes	(4.39)	(3.66)	(4.56)	(5.22)	(5.23)	(5.28)

Field-level cash margin	$28.61	$27.86	$25.39	$31.10	$31.19	$30.64

Eagle Ford
Realized price	$51.01	$46.46	$50.89	$54.03	$53.81	$54.64
Lease operating expenses	(6.62)	(5.59)	(6.57)	(7.03)	(7.59)	(7.05)
Gathering, processing & transportation	(2.00)	(2.21)	(2.02)	(2.03)	(1.67)	(1.62)
Production & property taxes	(2.67)	(2.41)	(2.79)	(2.82)	(2.73)	(2.95)

Field-level cash margin	$39.72	$36.25	$39.51	$42.15	$41.82	$43.02

Anadarko Basin
Realized price	$25.58	$26.54	$24.69	$25.53	$25.48	$26.96
Lease operating expenses	(3.02)	(2.72)	(2.92)	(3.16)	(3.33)	(3.26)
Gathering, processing & transportation	(5.86)	(5.74)	(5.78)	(5.70)	(6.27)	(5.98)
Production & property taxes	(1.20)	(1.20)	(1.17)	(1.19)	(1.24)	(1.40)

Field-level cash margin	$15.50	$16.88	$14.82	$15.48	$14.64	$16.32

Devon - Total
Realized price	$41.44	$39.57	$39.80	$43.44	$43.52	$44.93
Lease operating expenses	(5.83)	(5.70)	(5.46)	(5.95)	(6.29)	(6.25)
Gathering, processing & transportation	(2.93)	(2.74)	(2.98)	(3.07)	(2.98)	(2.97)
Production & property taxes	(3.05)	(2.86)	(2.95)	(3.23)	(3.16)	(3.24)

Field-level cash margin	$29.63	$28.27	$28.41	$31.19	$31.09	$32.47

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following tables summarize the effects of these items on full-year, fourth-quarter and third-quarter 2024 earnings.

	Year Ended December 31, 2024
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$3,712	$2,942	$2,891	$4.56
Adjustments:
Asset dispositions	11	9	9	0.01
Asset and exploration impairments	5	4	4	0.01
Fair value changes in financial instruments	182	143	143	0.23
Restructuring and transaction costs	9	7	7	0.01

Core earnings (Non-GAAP)	$3,919	$3,105	$3,054	$4.82

	Quarter Ended December 31, 2024
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$840	$653	$639	$0.98
Adjustments:
Asset dispositions	(5)	(3)	(3)	(0.01)
Asset and exploration impairments	3	2	2	0.01
Deferred tax asset valuation allowance	—	4	4	0.01
Fair value changes in financial instruments	145	113	113	0.17
Restructuring and transaction costs	1	1	1	—

Core earnings (Non-GAAP)	$984	$770	$756	$1.16

	Quarter Ended September 30, 2024
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$1,064	$825	$812	$1.30
Adjustments:
Asset and exploration impairments	1	1	1	—
Deferred tax asset valuation allowance	—	(7)	(7)	(0.01)
Fair value changes in financial instruments	(167)	(129)	(129)	(0.20)
Restructuring and transaction costs	8	6	6	0.01

Core earnings (Non-GAAP)	$906	$696	$683	$1.10

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q4 ’24	Q3 ’24	Q2 ’24	Q1 ’24	TTM	Q4 ’23
Net earnings (GAAP)	$653	$825	$855	$609	$2,942	$1,161
Financing costs, net	123	88	76	76	363	77
Income tax expense	187	239	185	159	770	269
Exploration expenses	12	4	3	9	28	4
Depreciation, depletion and amortization	971	794	768	722	3,255	650
Asset dispositions	(5)	—	15	1	11	11
Share-based compensation	24	24	26	24	98	22
Derivative & financial instrument non-cash val. changes	142	(166)	31	169	176	(316)
Accretion on discounted liabilities and other	24	45	5	22	96	10

EBITDAX (Non-GAAP)	$2,131	$1,853	$1,964	$1,791	$7,739	$1,888

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	2024				2023
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Total debt (GAAP)	$8,883	$8,884	$6,140	$6,147	$6,155
Less:
Cash, cash equivalents and restricted cash	(846)	(676)	(1,169)	(1,149)	(875)

Net debt (Non-GAAP)	$8,037	$8,208	$4,971	$4,998	$5,280

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	2024				2023
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Net debt (Non-GAAP)	$8,037	$8,208	$4,971	$4,998	$5,280
EBITDAX (Non-GAAP) (1)	$7,739	$7,496	$7,668	$7,434	$7,534

Net debt-to-EBITDAX (Non-GAAP)	1.0	1.1	0.6	0.7	0.7

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Total operating cash flow (GAAP)	$6,600	$1,664	$1,663	$1,535	$1,738	$1,737
Less capital expenditures:	(3,645)	(926)	(877)	(948)	(894)	(910)

Free cash flow (Non-GAAP)	$2,955	$738	$786	$587	$844	$827

ADJUSTED FREE CASH FLOW

Devon is committed to returning cash flow to shareholders through dividends and share repurchases. Adjusted free cash flow is calculated as total operating cash flow before balance sheet changes less accrued capital expenditures.

	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Total operating cash flow (GAAP)	$6,600	$1,664	$1,663	$1,535	$1,738	$1,737
Changes in assets and liabilities	217	202	(16)	201	(170)	(45)

Cash flow before balance sheet changes (Non-GAAP)	6,817	1,866	1,647	1,736	1,568	1,692
Capital expenditures (Accrued) (1)	(3,874)	(1,042)	(916)	(971)	(945)	(951)

Adjusted free cash flow (Non-GAAP)	$2,943	$824	$731	$765	$623	$741

(1)	Full Year and Q3 2024 exclude $5,045 million related to the Grayson Mill acquisition.

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	2024					2023
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Capital expenditures (Accrued) (1)	$3,874	$1,042	$916	$971	$945	$951
Operating cash flow	$6,600	$1,664	$1,663	$1,535	$1,738	$1,737

Reinvestment rate (Non-GAAP)	59%	63%	55%	63%	54%	55%

(1)	Full Year and Q3 2024 exclude $5,045 million related to the Grayson Mill acquisition.

FIRST-QUARTER AND FULL-YEAR 2025 GUIDANCE

PRODUCTION GUIDANCE
	Quarter 1		Full Year
	Low	High	Low	High
Oil (MBbls/d)	380	386	380	386
Natural gas liquids (MBbls/d)	205	211	205	211
Gas (MMcf/d)	1,320	1,365	1,320	1,365

Total oil equivalent (MBoe/d)	805	825	805	825

CAPITAL EXPENDITURES GUIDANCE
	Quarter 1		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$925	$975	$3,575	$3,725
Carbon capital	20	25	100	125
Midstream and other capital	35	45	125	150

Total capital	$980	$1,045	$3,800	$4,000

PRICE REALIZATIONS GUIDANCE
	Quarter 1		Full Year
	Low	High	Low	High
Oil - % of WTI	95%	99%	95%	99%
NGL - % of WTI	28%	32%	28%	32%
Natural gas - % of Henry Hub	55%	65%	50%	60%

OTHER GUIDANCE ITEMS
	Quarter 1		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing and midstream operating profit	$(20)	$(10)	$(60)	$(40)
LOE and GP&T per BOE	$8.90	$9.30	$8.80	$9.20
Production and property taxes as % of upstream sales	7.0%	8.0%	7.0%	8.0%
Exploration expenses	$—	$5	$30	$50
Depreciation, depletion and amortization	$890	$930	$3,600	$3,700
General and administrative expenses	$135	$145	$450	$490
Financing costs, net	$120	$130	$450	$490
Other expenses	$—	$10	$15	$30

INCOME TAX GUIDANCE
	Quarter 1		Full Year
(% of pre-tax earnings)	Low	High	Low	High
Current income tax rate	14%	16%	14%	16%
Deferred income tax rate	4%	6%	4%	6%

Total income tax rate	~20%		~20%

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2025 & 2026 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q1 2025	17,000	$71.95	80,000	$66.90	$74.88
Q2 2025	15,000	$72.18	80,000	$66.90	$74.88
Q3-Q4 2025	9,000	$71.52	86,000	$66.65	$74.86

	Three Way Collars
Period	Volume (Bbls/d)	Weighted Average Floor Sold Price ($/Bbl)	Weighted Average Floor Purchased Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q1-Q4 2025	8,000	$51.25	$65.00	$77.11

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q1-Q4 2025	Midland Sweet	63,000	$1.00
Q1-Q4 2026	Midland Sweet	20,000	$1.20

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q1 2025	365,000	$3.29	115,000	$3.00	$3.67
Q2 2025	322,000	$3.26	155,000	$3.00	$3.69
Q3 2025	282,000	$3.29	155,000	$3.00	$3.69
Q4 2025	225,000	$3.39	155,000	$3.00	$3.69
Q1-Q4 2026	215,000	$3.71	120,000	$3.19	$4.43

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q1–Q4 2025	Houston Ship Channel	230,000	$(0.35)
Q1–Q4 2025	WAHA	110,000	$(1.11)
Q1–Q4 2026	Houston Ship Channel	50,000	$(0.29)
Q1–Q4 2026	WAHA	20,000	$(1.30)

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2025 & 2026 HEDGING POSITIONS (continued)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q1-Q4 2025	Natural Gasoline	3,000	$63.35
Q1-Q4 2025	Normal Butane	323	$39.90
Q1-Q4 2025	Propane	3,000	$32.29

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of December 31, 2024.

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